UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 31, 2007

BNC Bancorp

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

831 Julian Avenue

Thomasville, North Carolina 27361

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 476-9200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

On December 31, 2007, BNC Bancorp (the “Company”) entered into a Securities Purchase Agreement for the sale on that date of an aggregate of 355,544 shares of the Company’s common stock, no par value per share (the “Common Stock), to Synovus Financial Corp, a Georgia corporation (“Synovus”) in a private transaction for a cash purchase price of $15.75 per share. The Company received gross proceeds of $5,599,818 from the sale.

The Common Stock was offered and sold in reliance upon exemption from registration under Section 4(2) under the Securities Act of 1933, as amended (the “Act”). The issuance of the Common Stock did not involve a public offering; the Company made no solicitations in connection with the offering other than communications with Synovus; the Company received representations from Synovus that (i) it is either a “qualified institutional buyer” as defined in Rule 144A(a) under the Act or an “accredited investor” as defined in Rule 501(a)(1), (2) or (3) under the Act; (ii) it was acquiring the Common Stock in the ordinary course of business for its own account and not with a view towards resale except pursuant to sales registered under the Act or an exemption from such registration; and (iii) it had received or had access to sufficient information about the Registrant in order to make an informed decision with respect to the investment.

At the time of the issuance, the Common Stock will be deemed to be restricted securities for purposes of the Act, and the certificate representing the securities will bear a legend to that effect. The Securities Purchase Agreement contains provisions that require the Company to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of all the Common Stock for an offering to be made on a continuous basis pursuant to Rule 415 of the Act.

The Schedules to the Securities Purchase Agreement are not included in Exhibit 10(1). The Company will supply copies of the Schedules upon written request by a shareholder to David Spencer, Bank of North Carolina, 831 Julian Avenue, Thomasville, NC 27361.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

(10)(1)	Securities Purchase Agreement dated as of December 31, 2007, by and between BNC Bancorp and Synovus Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP

Date: December 31, 2007	By:	/s/ David B. Spencer
David B. Spencer,
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer)

EXHIBIT INDEX

(10)(1)	Securities Purchase Agreement dated December 31, 2007 by and between BNC Bancorp and Synovus Financial Corp.